EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Miller, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Eclipse Identity Recognition Corporation for the period ended June 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eclipse Identity Recognition Corporation.

Dated: August 23, 2013

/s/ Stephen Miller
Stephen Miller
President, Chief Financial Officer, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Eclipse Identity Recognition Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Eclipse Identity Recognition Corporation and will be retained by Eclipse Identity Recognition Corporation and furnished to the Securities and Exchange Commission or its staff upon request.